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                                                                    EXHIBIT 10.2

                             1996 STOCK OPTION PLAN
                                       OF
                                BRIGHTPOINT, INC.
                           (as amended June 24, 1999)


         1.       PURPOSE

                  Brightpoint, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company and its stockholders. By affording employees and other persons of the Company and its Subsidiaries the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1996 Stock Option Plan of Brightpoint, Inc. (the "1996 Plan") is expected to contribute to the attainment of those objectives.

         2.       SCOPE AND DURATION

                  Options granted under the 1996 Plan ("options") shall be nonqualified stock options, and not "incentive stock options" as provided in the Internal Revenue Code of 1986, as amended. The maximum aggregate number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), as to which options may be granted from time to time under the 1996 Plan is 1,000,000 shares, which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted to any employee during the term of the Plan is 500,000. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1996 Plan shall have been terminated) become available for subsequent option grants under the 1996 Plan. As provided in paragraph 12, the 1996 Plan shall become effective on July 16, 1996, and unless terminated sooner pursuant to paragraph 13, the 1996 Plan shall terminate on July 15, 2006, and no option shall be granted hereunder after that date.

         3.       ADMINISTRATION

                  The 1996 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule l6b-3 promulgated pursuant to the Securities Exchange Act of 1934 (the "Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.




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                  The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1996 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to interpret the 1996 Plan; to prescribe, amend and rescind rules and regulations relating to the 1996 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1996 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1996 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1996 Plan.

         4.       ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS

                  In determining the persons to whom options shall be granted and the number of shares to be covered, the Board of Directors or the Committee, as the case may be, shall take into account the nature of the persons' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1996 Plan. A person who has been granted an option or options under the 1996 Plan may be granted an additional option or options, subject to such limitations as may be imposed by the Board of Directors or the Committee, as the case may be. An option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

         5.       OPTION PRICE

                  The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be. Such price shall be subject to adjustment as provided in paragraph 11 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

         6.       TERM OF OPTIONS

                  The term of each option shall be not more then ten (10) years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 9 and 10 below.




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         7.       EXERCISE OF OPTIONS

                  Subject to the provisions of the 1996 Plan and unless otherwise provided in the option agreement, options granted under the 1996 Plan shall become exercisable as determined by the Board of Directors or Committee, as the case may be. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 1996 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 1996 Plan shall immediately become exercisable in full upon the happening of any, including, but not limited to, any of the following events: (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) the approval by the shareholder(s) of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, (iii) with respect to an employee, on his 65th birthday, or
(iv) with respect to an employee, on the employee's involuntary termination from employment, except as provided in Paragraph 9 herein. In the event of a question or controversy as to whether or not any event has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1996 Plan.

                  Any option at any time granted under the 1996 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 10 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and
(ii) an amount equal to such number of shares multiplied by the Fair Market Value of the Company's Common Stock (as defined in Paragraph 14 below) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.



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                  An option may be exercised, at any time or from time to time, as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (c), but not the item specified in
(iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

                  The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 14 below) on the date of exercise.

                  The purchase price of the shares as to which an option is exercised may also be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

         8.       NON-TRANSFERABILITY OF OPTIONS

                  Except as provided by the Board of Directors or Committee, as the case may be, options granted under the 1996 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee, as defined in such employee's employment agreement. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.



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         9.       TERMINATION OF EMPLOYMENT

                  In the event that the employment of an employee to whom an option has been granted under the 1996 Plan shall be terminated (except as set forth in paragraph 10 below), such option may be, subject to the provisions of the 1996 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination or such longer time as provided in the employee's option agreement or the employment agreement between the Company and the employee, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment policies, provided, however, that if "cause" is defined in an employment agreement between the Company and the optionee, there shall be "cause" hereunder, if and only if "cause" shall have occurred under such employment agreement between the Company and the optionee. Options granted to employees under the 1996 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 1996 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1996 Plan or in any option granted pursuant to the 1996 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.

         10.      DEATH OR DISABILITY OF EMPLOYEE

                  If an employee to whom an option has been granted under the 1996 Plan shall die while employed by the Company or a Subsidiary or within three (3) months after the termination of such employment (other than termination for cause[or voluntary termination without the consent of the Company]), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 1996 Plan shall be terminated as the result of a disability, such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination or such longer time as provided in the employee's option agreement, but not later than the date on which the option terminates.

         11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

                  The number and class of shares issuable under the 1996 Plan and any outstanding options shall be adjusted to prevent dilution or enlargement of rights, including adjustments in



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the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

         12.      EFFECTIVE DATE

                  The 1996 Plan shall become effective on July 16, 1996, the date of adoption of the 1996 Plan by the Board of Directors of the Company.

         13.      TERMINATION AND AMENDMENT

                  The Board of Directors of the Company may suspend, terminate, modify or amend the 1996 Plan in accordance with applicable law. No suspension, termination, modification or amendment of the 1996 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, adversely affect the rights of such employee under such option.

         14.      MISCELLANEOUS

                  As used in the 1996 Plan:

                  (i) The "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, shall be conclusive as to the Fair Market Value of the Common Stock.


                  (ii) "Subsidiary" means any corporation, fifty (50%) percent or more of the voting stock of which is owned by the Company.

         (b) The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1996 Plan, that to the extent required


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at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1996 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

         (c) During the term of the 1996 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1996 Plan the same as any other option.

         (d) Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1996 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

         15.      COMPLIANCE WITH SEC REGULATIONS.

                  It is the Company's intent that the 1996 Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of the 1996 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void. All grants and exercises of options under the 1996 Plan shall be executed in accordance with the requirements of Section 16 of the Act, as amended, and any regulations promulgated thereunder.










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